Exhibit 10.2

THIS WARRANT AND THE SHARES OF COMMON STOCK OF CATALYST INTERNATIONAL, INC. PURCHASABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE.  THE HOLDER HEREOF, BY ACCEPTING THESE SECURITIES, AGREES FOR THE BENEFIT OF CATALYST INTERNATIONAL, INC. THAT THESE SECURITIES MAY BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED ONLY (I) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA.  CATALYST INTERNATIONAL, INC. MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ANY TRANSFER IS IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS AS A CONDITION TO ANY TRANSFER OF THESE SECURITIES.

CATALYST INTERNATIONAL, INC.

WARRANT TO PURCHASE

COMMON STOCK

Date of Issuance:

, 2003

Certificate No. W-___

________ Shares

THIS WARRANT certifies that, for value received, ________________ or any valid assignee of the same (“Holder”) is entitled, subject to the provisions of this Warrant, to acquire from Catalyst International, Inc., a Delaware corporation (“Catalyst”), _________ shares of the $0.10 par value Common Stock of Catalyst (the “Common Stock”) at the exercise price of  $__________ per share subject to adjustment as provided herein (the “Exercise Price”).  The shares of Common Stock issued upon the exercise of this Warrant are collectively referred to hereinafter as the “Warrant Shares.”

SECTION 1.

VESTING OF WARRANT; EXERCISE OF WARRANT

(a)

The Warrant Shares shall vest in accordance with the following schedule; provided, however, in the event Catalyst prepays in full the principal balance of and accrued interest under those certain 12% Secured Promissory Notes issued by Catalyst to Holder and certain other parties, the rights of Holder hereunder as to Warrant Shares which have not vested in accordance with the following schedule shall be void and of no further force or effect; provided, further, in no event shall this Warrant be exercisable as to the Warrant Shares, in whole or in part, after 11:59 p.m. (Central Time) on __________, 2008 (the “Expiration Date”), at which time this Warrant and the rights of Holder hereunder shall be void and of no further force or effect:

Vesting Date

Percentage of Warrant Shares

____, 2004

50%

____, 2004

50%

Notwithstanding the foregoing vesting schedule, this Warrant shall be exercisable as to the Warrant Shares, in whole or in part, at any time after the date hereof but prior to the Expiration Date upon a Change in Control.  For purposes hereof, a “Change in Control” shall mean the occurrence of any one of the following events:

(i)

the date of the acquisition by an individual, entity or group (each, a “Person”), within the meaning of Section 13(d)(2) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (A) the then outstanding shares of common stock of Catalyst (the “Outstanding Catalyst Common Stock”) or (B) the combined voting power of the then outstanding voting securities of Catalyst entitled to vote generally in the election of directors (the “Outstanding Catalyst Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control:  (w) any acquisition directly from Catalyst, (x) any acquisition by Catalyst, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Catalyst, or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of subsection (ii), below; or

(ii)

the date of consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Catalyst for which approval of the stockholders of Catalyst is required (each, a “Business Combination”), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Catalyst Common Stock and Outstanding Catalyst Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Catalyst Common Stock and Outstanding Catalyst Voting Securities, as the case may be, and (B) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Board of Directors of Catalyst at the time of the execution of the initial agreement, or of the action of the Board of Directors of Catalyst, providing for such Business Combination; or

(iii)

the date of approval by the stockholders of Catalyst of a complete liquidation or dissolution of Catalyst.

(b)

Once vested this Warrant may be exercised, in whole or in part as to such vested Warrant Shares but not as to a fractional share, at any time or from time to time on or after such vesting date but before the Expiration Date, by presentation and surrender to Catalyst of the purchase form attached hereto as Annex-I (the “Purchase Form”) duly executed and accompanied by proper payment (as described below) in an amount equal to the product of the Exercise Price times the number of Warrant Shares for which this Warrant is then exercisable (the “Purchase Price”).  Holder shall be entitled to pay all or a portion of the Purchase Price in lawful money of the United States of America and/or by exercising the Conversion Right described in subparagraph (c), below.  If this Warrant should be exercised in part only, Catalyst shall, upon surrender of this Warrant for cancellation, execute and deliver a new warrant evidencing the rights of Holder to purchase the balance of the Warrant Shares purchasable hereunder.  All Warrant Shares, when issued upon exercise of this Warrant in accordance with the terms hereof, shall be duly authorized, validly issued and fully paid and Holder will have full legal and equitable title thereto, free and clear of all liens, claims, encumbrances and security interests created by or through Catalyst other than pursuant to applicable federal and state securities laws.

(c)

Holder shall have the Conversion Right exercisable at any time or from time to time after this Warrant becomes exercisable and prior to the Expiration Date, subject to the restrictions set forth in this subparagraph (c).  Upon exercise of the Conversion Right with respect to the Converted Warrant Shares subject to such exercise, Catalyst shall deliver to Holder, without payment by Holder of any Exercise Price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value of the Converted Warrant Shares by the Fair Market Value per Converted Warrant Share.  Notwithstanding anything in this subparagraph (c) to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $1.00 per Converted Warrant Share.  No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, Catalyst shall, within five (5) business days after the Conversion Date, deliver to Holder a check payable to Holder in lieu of such fractional share in an amount equal to the Fair Market Value of such fractional share.  The Conversion Right may be exercised by Holder by the surrender of this Warrant at the principal office of Catalyst accompanied with the Purchase Form, executed by Holder indicating Holder’s intent to exercise the Conversion Right, and such conversion shall be deemed effective upon such surrender.  Certificates for shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new Warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to Holder within five (5) days following the Conversion Date.  For purposes of this subparagraph (c), the following terms shall have the meanings set forth below:

(i)

“Aggregate Warrant Purchase Price” shall mean, with respect to Converted Warrant Shares, the product of the Exercise Price as of the Conversion Date times the number Converted Warrant Shares.

(ii)

“Conversion Date” shall mean the date of receipt by Catalyst of this Warrant and the Purchase Form, executed by Holder indicating Holder’s intent to exercise the Conversion Right.

(iii)

“Conversion Right” shall mean the right of Holder to convert this Warrant or any portion hereof into shares of Common Stock in the manner provided in this subparagraph (c).

(iv)

“Converted Warrant Shares” shall mean a particular number of Warrant Shares as to which Holder has exercised the Conversion Right.

(v)

“Fair Market Value” shall mean the average of the high and low bid price per share of Common Stock on the principal national securities exchange on which such Common Stock is then listed or admitted to trading or, if not then listed or traded on any such exchange, on the NASDAQ National Market System or, if not then listed or traded on such system, the average of the high and low bid price per share on NASDAQ or other over-the-counter trading market, in each case on the trading day immediately preceding the Conversion Date.

(vi)

“Net Value” shall mean, with respect to Converted Warrant Shares, such value determined by subtracting the Aggregate Warrant Purchase Price of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares.

SECTION 2.

RESERVATION OF SHARES

Catalyst hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.  The Warrant surrendered upon exercise shall be canceled by Catalyst.  After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant.

SECTION 3.

ASSIGNMENT OR LOSS OF WARRANT

(a)

Upon surrender of this Warrant to Catalyst accompanied with a duly executed copy of the Assignment Form attached hereto as Annex-II and funds sufficient to pay any transfer tax, Catalyst shall, without charge, execute and deliver a new warrant or warrants in the name of any assignee or assignees named in such instrument of assignment and, if Holder’s entire interest is not being assigned, in the name of Holder, and this Warrant shall promptly be canceled.  Any attempted transfer of this Warrant, the Warrant Shares or any new warrant not in accordance with this Section 3 shall be null and void and Catalyst shall not in any way be required to give effect to such transfer.  Catalyst may deem and treat the registered holder of any warrant, including this Warrant, as the absolute owner thereof for all purposes and Catalyst shall not be affected by any notice to the contrary.

(b)

Upon receipt by Catalyst of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnification satisfactory to Catalyst, and upon surrender and cancellation of this Warrant, if mutilated, Catalyst will execute and deliver a new warrant of like tenor and date.

SECTION 4.

RIGHTS OF HOLDER

Holder shall not, by virtue hereof, have any rights or privileges of a shareholder of Catalyst with respect to any Warrant Shares unless and until certificates representing such Warrant Shares shall have been issued and delivered to Catalyst and full payment for such Warrant Shares has been received by Catalyst.  The rights of Holder are limited to those expressed in this Warrant.  Nothing contained in this Warrant shall be construed as conferring upon Holder the right to vote or to consent or to receive notice as a shareholder of Catalyst on any matters or with respect to any rights whatsoever as a shareholder of Catalyst.  No distributions or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

SECTION 5.

ADJUSTMENTS IN WARRANT SHARES

The Warrant Shares are subject to adjustment from time to time as follows:

(a)

If Catalyst subdivides or combines its outstanding shares of Common Stock into a larger or smaller number of shares of Common Stock, the Warrant Shares for which this Warrant may be exercised shall be increased or reduced, as of the record date for such subdivision or combination, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Purchase Price shall remain the same so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

(b)

If Catalyst declares a dividend on shares of Common Stock, or makes a distribution to holders of shares of Common Stock, and such dividend or distribution is payable or made in shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, or rights to purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, the Warrant Shares for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of shares of Common Shares shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares of Common Stock (and shares of Common Stock issuable upon conversion of all such securities convertible into shares of Common Stock) as a result of such dividend or distribution, and the Purchase Price shall remain the same so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

(c)

If Catalyst declares a dividend on shares of Common Stock (other than a dividend covered by Section 5(b), above) or distributes to holders of shares of Common Stock, other than as part of a dissolution or liquidation or the winding up of Catalyst’s affairs, any shares or other securities, any evidence of indebtedness or any cash or other of its assets (other than shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as covered in Section 5(b), above), Holder shall receive notice of such event as set forth in Section 6, below, and, in each such event, provisions shall be made so that Holder shall receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities, evidence of indebtedness, cash or other assets of Catalyst that Holder would have received had this Warrant been exercised immediately prior to such event.

(d)

Whenever the number of Warrant Shares shall be adjusted as required by the provisions of this Section 5, Catalyst shall forthwith file in the custody of its Secretary at its principal office an officer’s certificate showing the adjusted Warrant Shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment.  Each such officer’s certificate shall be signed by the Chief Financial Officer of Catalyst.  Each such officer’s certificate shall be made available at all reasonable times for inspection by Holder.

(e)

If an adjustment is made under this Section 5 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 5 shall be readjusted to the number of Warrant Shares which shall be in effect had the earlier adjustment not been made.

(f)

No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise of this Warrant.

SECTION 6.

NOTICE OF CERTAIN ACTIONS

In the event that:

(a)

Catalyst shall authorize a distribution to its shareholders of securities, evidences of its indebtedness, cash or other assets (other than distributions of securities of Catalyst for which the number of Warrant Shares shall have been adjusted pursuant to Section 5(b), above); or

(b)

Catalyst shall offer generally to holders of shares of Common Stock the right to subscribe to or purchase any shares of Common Stock or securities convertible into shares of Common Stock or any other similar rights; or

(c)

Catalyst shall authorize or become the subject of a Change in Control;

then Catalyst shall, at least ten (10) days prior to the applicable record date hereinafter specified in the case of an event covered by Sections 6(a) or 6(b), above, and at least fifteen (15) days prior to the effective date of a Change in Control, provide notice to Holder stating (i) the date as of which holders of record to be entitled to receive any such rights or distributions are to be determined or (ii) the date on which any such Change in Control is expected to become effective, as applicable.

SECTION 7.

MODIFICATION AND WAIVER

Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by Catalyst and the holder of this Warrant entitled upon the exercise hereof to obtain at least a majority of the Warrant Shares obtainable upon exercise of this Warrant.

SECTION 8.

NOTICES

All notices or other communications provided for in this Warrant shall be in writing and any notice shall be considered to be given and received in all respects (i) when personally delivered; (ii) the second business day following the date such notice is deposited with Federal Express or other bonded overnight delivery service; or (iii) the third business day following the date such notice is deposited with the United States mail, registered or certified mail, return receipt requested, postage prepaid, in each case addressed to the Holder at such Holder’s address as shown on the books of Catalyst or, in the case of Catalyst, addressed to Catalyst at:

Catalyst International, Inc.

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

Attention:  President

Either party may, by written notice to the other duly given, designate a different address for notices.

SECTION 9.

GOVERNING LAW

This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereunder and all disputes arising hereunder shall be brought before and heard by federal or state courts having their forum within Milwaukee, Wisconsin.

IN WITNESS WHEREOF, Catalyst has duly caused this Warrant to be executed by its duly authorized officer and to be dated as of _______________, 2003.

CATALYST INTERNATIONAL, INC.

By:__________________________________

James B. Treleaven, President and CEO

ANNEX – I

PURCHASE FORM

(To be signed only on exercise of Warrant)

To:

Catalyst International, Inc.

Dated: _____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-______), hereby irrevocably elects to exercise the undersigned’s Warrant for, and to purchase thereunder, __________ shares of the $0.10 par value Common Stock of Catalyst International, Inc. (“Catalyst”).

As payment thereof, the undersigned is (check either that apply):

☐

Paying cash in the amount of $_______________ by check made payable to the order of “Catalyst International, Inc.”; or

☐

Exercising the Conversion Right described in Section 1(c) of the Warrant with respect to _____________ shares of Catalyst Common Stock.

The Warrant Shares are to be issued in the following name:

_________________________________________________________________

Name

_________________________________________________________________

Address

_________________________________________________________________

_________________________________________________________________

Taxpayer Identification Number

The new warrant for the unexercised portion of the rights under the Warrant, if any, is to be issued in the following name:

_________________________________________________________________

Name

_________________________________________________________________

Address

_________________________________________________________________

_________________________________________________________________

Taxpayer Identification Number

Signature:

_______________________

ANNEX – II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-______) with respect to the number of shares of the $0.10 par value Common Stock of Catalyst International, Inc. covered thereby and set forth below, unto:

Names of Assignee(s)

Address

No. of Warrant Shares

Dated:  ____________________

Signature:

_________________________

_________________________

Witness:

_________________________